THE MASTERS' SELECT FUNDS
                         SUPPLEMENT DATED AUGUST 1, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001


                         THE MASTERS' SELECT VALUE FUND


NOTICE TO EXISTING AND PROSPECTIVE SHAREHOLDERS:

EFFECTIVE AUGUST 1, 2001, MR. LAWRENCE N. SONDIKE OF FRANKLIN MUTUAL ADVISERS, LLC IS REPLACED BY MR. DAVID WINTERS AS PORTFOLIO MANAGER TO THE MASTERS' SELECT VALUE FUND. ALL REFERENCES IN THE FUND'S PROSPECTUS DATED APRIL 30, 2001 TO MR. LAWRENCE N. SONDIKE ARE HEREBY DELETED.

THE FOLLOWING INFORMATION SHOULD REPLACE THE TABLE ON PAGE 14 OF THE PROSPECTUS:

THE FOLLOWING TABLE PROVIDES A DESCRIPTION OF THE FOUR INVESTMENT MANAGERS. A DETAILED DISCUSSION OF THE MANAGEMENT STRUCTURE OF THE FUND BEGINS ON PAGE 33.

                    TARGET        INVESTMENT EXPERIENCE/
INVESTMENT        ALLOCATION          RELEVANT FUND           SIZE OF         STOCK-PICKING
  MANAGER       OF FUND ASSETS          EXPERIENCE           COMPANIES            STYLE
  -------       --------------          ----------           ---------            -----
Mason Hawkins         25%            Over 25 years/          All sizes        Value
                                     Longleaf Partners
                                     Fund since 1987

Bill Miller           25%            Since 1981/             All sizes but    Eclectic - may invest
                                     Legg Mason Value        mostly large     in traditional value
                                     Trust since 1982        and mid-sized    stocks or growth stocks

Bill Nygren           25%            Since 1981/ Oakmark     Mostly large     Value
Bill Nygren                          Select since 1996       and mid-sized

David Winters         25%            Since 1987/Mutual       All sizes        Value
                                     Beacon since 1998,
                                     Mutual Discovery
                                     since 2000

                                   -Continued-

 THE FOLLOWING INFORMATION SHOULD REPLACE THE SECTION UNDER LAWRENCE N. SONDIKE
                         ON PAGE 37 OF THE PROSPECTUS:

                  MASTERS' SELECT VALUE FUND PORTFOLIO MANAGERS

DAVID WINTERS
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

David Winters is the portfolio manager for the segment of the Fund's assets managed by Franklin Mutual Advisers, LLC ("Franklin Mutual"), 51 John F. Kennedy Parkway, Short Hills, NJ 07078. Winters has more than 14 years experience in the investment business, and first joined Michael Price's Heine Securities Corporation (Franklin Mutual's predecessor) in 1987 as a research analyst. Franklin Mutual manages more than $22 billion in assets and Winters, the President and Chief Investment Officer, is the portfolio manager of the Mutual Discovery Fund and co-manager of the Mutual Beacon, Mutual Shares and Mutual European funds.

Winters manages approximately 25% of the Fund's assets. Winters works closely with the Franklin Mutual team of research analysts who employ a value approach to investing which seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price to cash flow, free cash flow, earnings, and book value. The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies. Franklin Mutual determines what a company would be worth if it were put up for auction and sold - and then seeks to buy at significant discounts. Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual's research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spinoffs, tender offers, 13d filings, and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for such reasons as earnings disappointments and adverse legal judgments. After identifying a new investment possibility, Winters and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business. In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.